                                                                   EXHIBIT 10.14

                            INVESTOR RIGHTS AGREEMENT

      This Investor Rights Agreement (the "Agreement") is entered into as of February 12, 2001 by and between Orchid BioSciences, Inc., a Delaware corporation (the "Company"), and AstraZeneca UK, Limited (the "Investor").

      WHEREAS, the Company is issuing 222,980 shares (the "Consideration Shares") of Common Stock, $.001 par value ("Common Stock") to the Investor pursuant to the Agreement of dated February 12, 2001 between the Company and the Investor (the "Purchase Agreement"); and

      WHEREAS, one of the inducements to the consummation of the transactions contemplated by the Purchase Agreement is the execution and delivery of this Agreement to provide for registration rights for the shares of Common Stock issued by the Company to Investor as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the sale of certain assets by the Investor to the Company under the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement).

      "Beneficially Owned," "Beneficial Ownership" or any like expression with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

      "Commission" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act.

      "Completion Date" shall have the meaning set forth in the Purchase Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

      "Investor" means any Person owning Registrable Securities, including an Affiliate or any successor, assignee or transferee of the Investor that has received Registrable Securities in accordance with Section 2 hereof.

      "Person" means any natural person, firm, partnership, association, corporation, company, joint venture, unincorporated association, trust, business trust, government or department or agency of a government, limited liability company or other entity.

      "Prospectus" means the prospectus included in any Registration Statement, including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering or any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

      "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

      "Registrable Securities" shall mean (a) the Consideration Shares and (b) any capital stock or other securities of the Company issued or issuable with respect to the Consideration Shares, (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, or (iii) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (B) such securities become eligible to be distributed to the public in reliance upon Rule 144 (or any successor provision) under the Securities Act, provided that at the time such securities are proposed to be disposed of, they may be sold under Rule 144 without any limitation on the amount of such securities which may be sold or (C) they shall have ceased to be outstanding.

      "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration and up to fifteen thousand dollars ($15,000) in fees and disbursements for legal services provided by counsel to the Investor, but shall not include Selling Expenses and fees and disbursements of counsel for the Investor in excess of fifteen thousand dollars ($15,000).

      "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Investor in excess of fifteen thousand dollars ($15,000).

      "Total Voting Power" means at any time the total combined voting power in the general election of directors of all the Voting Securities then outstanding.

      "Voting Securities" means at any time, shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors.

      2. Transfer of Securities.

      (a) The Investor agrees not to make any disposition of all or any portion of the Registrable Securities for a period of ninety (90) days commencing on the Completion Date. Thereafter, the Investor may make dispositions of all or any portion of the Registrable Securities, if (A) there is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement or (B) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

      (b) Each certificate representing Registrable Securities shall, except as otherwise provided in this Section 2, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES

      LAWS OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE INVESTOR RIGHTS AGREEMENT DATED FEBRUARY 12, 2001, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR MAY BE AVAILABLE UPON REQUEST."

      (c) Upon request of the Investor of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such Investor a new certificate therefor free of any transfer legend, if (i) there is an effective Registration Statement covering the securities represented by such certificate, or (ii) the Investor shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that Registrable Securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

      (d) Any legend endorsed on any Registrable Securities pursuant to applicable state securities laws and any stop-transfer instructions with respect to any Registrable Securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

      3. Required Registration.

      (a) Subject to this Section 3, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities on May 5, 2001 (the "Filing Date"). In the event that Form S-3 is unavailable for such a registration or does not cover all of the Registrable Securities, the Company shall (i) register the sale of the Registrable Securities on another appropriate form reasonably acceptable to the Investor of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available. The Company shall use its reasonable best efforts to have such Registration Statement declared effective as soon after the filing thereof as possible. In the event that the Registration Statement is not declared effective by May 25, 2001 (the "Target Effective Date"), then, subject to Section 3(b) and Section 3(c) below, the Company will pay Investor, within five (5) business days of the Actual Effective Date (as defined below) the amount of eight hundred eighty-five dollars ($885) per day for each full day after the Target Effective Date that the Registration Statement has not been declared effective (such aggregate amount, the "Per Diem Payment"). Such Per Diem Payment shall be increased by an amount equal to the product of (1) the amount, if any, by which the closing price for the Company's Common Stock, as reported on The Nasdaq Stock Market (the "Closing Price") on the Target Effective Date exceeds the Closing Price on the date the Registration Statement is declared effective by the Commission (the "Actual Effective Date") and (2) the number of Registrable Securities (such amount plus the Per Diem Payment, the "Delayed Registration Payment").

      (b) Notwithstanding anything to the contrary in Section 3(a) above, on the earlier of (i) July 10, 2001 and (ii) the date that the amount of the Delayed Registration Payment


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(assuming for purposes of such calculation that the Actual Effective Date is the
Call Date (as defined below)) is equal to fifty thousand dollars ($50,000) in the aggregate (the "Call Date"), the Company shall have the right, on the first business day after the Call Date, to require the Investor to sell to the Company all of the Registrable Securities then owned by the Investor (the "Call Right") by providing written notice (the "Call Notice") to the Investor of its exercise of such right. The aggregate purchase price (the "Call Purchase Price") payable to the Investor by the Company for all Registrable Securities shall be equal to two million one hundred twenty-five thousand dollars ($2,125,000) plus the amount of the Delayed Registration Payment (assuming for purposes of such calculation that the Actual Effective Date is the Call Date). The closing of the purchase and sale of the Registrable Securities pursuant to this Section 3(b) shall take place on or before ten (10) business days from the Call Date at such time and at such location as may be reasonably acceptable to the Company and the Investor. At such closing (i) the Company shall pay the Call Purchase Price in full by wire transfer of immediately available funds and the Investor shall deliver the Registrable Securities to be sold to the Company duly endorsed for transfer to the Company, (ii) the parties shall execute all instruments reasonably necessary to terminate this Agreement and (iii) upon request of the Company, the Investor shall provide to the Company a certificate to the effect that the Registrable Securities are free and clear of all liens and encumbrances of any kind, nature and description.

      (c) Notwithstanding the foregoing, in the event that the Investor provides written notice to the Company (the "Investor Notice") on or before five (5) business days from the date of the Call Notice that it wishes to retain the Registrable Securities, then (i) the Call Right of the Company shall immediately terminate, (ii) the Investor shall retain ownership of the Registrable Securities, (iii) the Company shall thereafter use its reasonable best efforts to have the Registration Statement declared effective by the Commission as soon as reasonably practicable, and (iv) the amount of the Delayed Registration Payment shall be equal to fifty thousand dollars ($50,000) irrespective of the eventual Actual Effective Date and shall be due and payable by the Company on the fifth day following the date of the Investor Notice.

      (d) Subject to Section 3(e), following the Actual Effective Date, the Company will use its reasonable best efforts to cause such Registration Statement to remain continuously effective for a period that will terminate on the one year anniversary of the Completion Date (the "Registration Effective Period") provided that the Registration Statement remains effective and no stop order or suspension of the use of the Resale Registration Statement has been imposed by the Commission.

      (e) The Company shall have the right at any time to require that the Investor suspend further open market offers and sales of Registrable Securities whenever, and for so long as (subject to the penultimate sentence of this Section 3(e)), in the reasonable judgment of Company after consultation with counsel there is in existence material undisclosed information or events with respect to Company; provided that the Company shall have furnished to the Investor a certificate signed by the President of the Company stating in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the business of the Company for such registration to be used at such time (the "Suspension Right"). Subject to the penultimate sentence of this
Section 3(e), in the event that the Company exercises the Suspension Right, such suspension will continue for not more than a period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to Company and its stockholders or until such time as the information or event is no longer material, each as determined in good faith by Company after consultation with counsel. The Company will promptly give the Investor notice of any such suspension and will use its best efforts to limit the length of the suspension to ten (10) days. Notwithstanding any other provision of Section 3, all such suspensions under this Section 3(e) collectively shall not exceed an aggregate of twenty (20) days during the period when the Registration Statement is effective. In addition, during any period when a suspension is in effect hereunder, Company will suspend the use of, and not file, any other Company registration statements.

      (f) The Registration Statement filed pursuant to this Section 3 may include other securities of the Company with respect to which registration rights have been granted prior to the date hereof, and may include securities of the Company being sold for the account of other stockholders of the Company pursuant to such registration rights.

      4. Registration Procedures.

      In the case of each registration effected by the Company pursuant to
Section 3, the Company will keep the Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

      (a) Keep such Registration Statement effective during the Registration Effective Period or such shorter period commencing on the Effective Date and ending on the date upon which the Investor has resold all of the Registrable Securities;

      (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep the Registration Statement effective for the period specified in Section 4(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement;

      (c) Furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as the Investor from time to time may reasonably request;

      (d) Promptly notify each seller of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that as thereafter delivered to the purchasers of such shares such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

      (e) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or securities quotation system on which securities of the same class issued by the Company are then listed;

      (f) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the Effective Date, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

      (g) Permit a single firm of counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto no fewer than seven (7) business days prior to their filing with the Commission, and not file any document in a form to which such counsel reasonably objects if such objection is given within five (5) business days after receipt thereof by such counsel;

      (h) Furnish to each Investor and its legal counsel promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, and, if requested, a description of the Company's or its Counsel's discussions with the Commission, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment);

      (i) Use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

      (j) Furnish to the Investor at least five copies of the Registration Statement and any post-effective amendment thereto, including financial statements;

      (k) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

      5. Expenses.

      All Registration Expenses shall be paid by the Company in connection with the filing of a Registration Statement pursuant to Section 3 shall be paid by the Company.

      6. Indemnification and Contribution.

      (a) The Company will indemnify the Investor, each of its officers, directors and partners, legal counsel and accountants and each person controlling the Investor within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) (including reasonable attorneys fees) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like) or any preliminary prospectus or any amendment or supplement thereto incident to any such registration, qualification, or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder and any other federal, state or common law, rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Investor, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Investor, each such underwriter, and each person who controls any such underwriter for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Investor or underwriter specifically for use in the preparation thereof. It is agreed that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

      (b) The Investor will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its directors, officers, partners, legal counsel, and accountants, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation thereof; provided, however, that the obligations of such Investor hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 6 exceed the gross proceeds from the offering received by such Investor.

      (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), provided further that the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the Indemnifying Party has agreed to pay such fees or expenses, or (ii) the Indemnifying Party shall have failed to timely assume the defense of such claim and employ counsel reasonably satisfactory to such person or (iii) in the reasonable judgment of any such person, a conflict of interest exists between such person and the Indemnifying Party with respect to such claims, in which case, if the person notifies the Indemnifying Party in writing that such person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such person; provided, that, in such case, the Indemnified Party may not settle or compromise such claim or consent to an entry of judgment without the prior written consent of the Indemnifying Party, which consent cannot be unreasonably withheld or unreasonably delayed. Failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or litigation. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

      (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu to indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall the contribution obligation of an Investor be greater than the gross proceeds from the offering received by the Investor (net of all expenses paid by the Investor and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission).

      7. Information by Investor

      The Investor shall furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement, except to the extent that the furnishing of such information would violate any law or any contractual arrangement. The Company shall not be obligated to register the Registrable Securities of any Investor who fails promptly to provide to the Company such information as the Company may reasonably request at the time to enable the Company to comply with applicable laws or regulations or to facilitate preparation of the Registration Statement, including any information that the Investor fails to provide on the basis that such information would violate any law or any contractual arrangement.

      8. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

      9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration the Company agrees to:

      (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule);

      (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (c) Furnish to each Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing such Investor to sell any Registrable Securities without registration.

      10. Transfer or Assignment of Registration Rights

      The rights of an Investor to be included in a Company registration under this Agreement may not be transferred or assigned by an Investor, except that the Investor may assign its rights hereunder to any transferees of the Registrable Securities as permitted under Section 2, and provided that the Company is given written notice by the Investor at the time of said transfer or assignment stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Investor under this
Section 12 and prior to such transfer, as a condition thereof, delivers to the Company a written instrument by which such transferee agrees to be bound by this Agreement.

      11. Miscellaneous.

      (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective heirs, successors (including, without limitation, by sale or transfer of all or substantially all assets, merger or consolidation) and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

      (b) All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

        If to the Company:  Orchid BioSciences, Inc.
                            303 College Road East
                            Princeton, NJ 08540, USA
                            Attn: CFO, COO
                            Tel: (609) 750-2200
                            Fax: (609) 750-2254

        With a copy to:     Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                            One Financial Center
                            Boston, MA 02111, USA
                            Attn: Jeffrey M. Wiesen, Esq.
                            Fax: (617) 542-2241

        If to Investor:     AstraZeneca UK Limited

                            15 Stanhope Gate
                            London W1K 1LN, England

        With a copy to:     AstraZeneca UK Limited
                            Alderley House, Alderley Park
                            Macclesfield, Cheshire
                            SK10 4TF
                            United Kingdom
                            Attn: Legal Department

      All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

      (c) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

      (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and of the Investor. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

      (g) The Company recognizes that the rights of the Investor under this Agreement are unique and, accordingly, the Investor shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Investor which may exist apart from this Agreement.

      (h) The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

      (i) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

      (j) No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

      (k) Wherever this Agreement refers to the neuter gender such reference shall include the masculine and feminine genders, and vice versa, as the context may require.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                                    ORCHID BIOSCIENCES, INC.


                                    By:/s/ Donald R. Marvin
                                       ---------------------------------

                                    ASTRAZENECA UK, LIMITED


                                    By:/s/ Iain Ward
                                       ---------------------------------


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